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                                                                   EXHIBIT 10.12

Indexing Instructions:

Prepared by and after Recording Return To:
Shannon B. Lisenby
Bradley Arant Rose & White LLP
One Federal Place
1819 Fifth Avenue North
Birmingham, AL 35203-2104
Telephone: (205) 521-8000
Facsimile: (205) 521-8800

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STATE OF ARKANSAS    )
COUNTY OF JACKSON    )

                                 FIRST AMENDMENT
                                       TO
                         MORTGAGE AND SECURITY AGREEMENT


                  This First Amendment to Mortgage and Security Agreement is dated and is effective as of April 1, 2006, and is by and between DIVERSICARE ASSISTED PINEDALE, LLC, a Delaware limited liability company (together with its successors and assigns, the "Mortgagor"), whose address is 1621 Galleria Boulevard, Brentwood, Tennessee 37027 and GMAC COMMERCIAL MORTGAGE CORPORATION, a California corporation (together with its successors and assigns, the "Mortgagee"), whose address is 200 Witmer Road, P.O. Box 809, Horsham, Pennsylvania 19044.

                                    RECITALS:

                  A. The Mortgagor executed in favor of Mortgagee that certain Mortgage and Security Agreement dated March 29, 2001, and recorded in Book 321, Page 39 with the Jackson County Chancery and Circuit Clerk (the "Mortgage"). Unless otherwise defined in this First Amendment, capitalized terms shall have the meaning given to them in the Mortgage.

                  B. The Mortgagor and the Mortgagee desire to amend the Mortgage to extend the maturity date and have agreed to execute this First Amendment to evidence such modification.

                                    AGREEMENT

                  NOW, THEREFORE, in consideration of the above Recitals, the Mortgagor and the Mortgagee hereby amend the Mortgage as follows:


                  The final maturity date, as reflected in Recital A on page 1, is hereby changed from April 1, 2006 to July 1, 2006.

                  Except as expressly amended hereby, the Mortgage shall remain in full force and effect in accordance with its terms.



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                  The Mortgagor represents and warrants that the representations and warranties set forth in the Mortgage are as true and correct on the date hereof as when initially made, except as such representation or warranty expressly relates to another date.

                  The Mortgagor acknowledges and agrees that there are no offsets or defenses to the obligations set forth in the Mortgage, as hereby amended, and represents that there are no Events of Default existing on the date hereof, nor are there any facts or consequences which will or could lead to an Event of Default under the Mortgage, as hereby amended, except as disclosed by Mortgagor and Diversicare Management Services Co. in that certain Quarterly Compliance Statement & Census Data report and that certain Compliance Certificate, each for the period ending September 30, 2005, and signed by Mortgagor's Chief Financial Officer and Vice President.


                  [SIGNATURES BEGIN ON THE FOLLOWING PAGE]




















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


                  IN WITNESS WHEREOF, the Mortgagor and the Mortgagee have caused this First Amendment to be properly executed by their respective duly authorized officers as of the date first above written.

                                    MORTGAGOR:

                                    DIVERSICARE PINEDALE, LLC, a Delaware
                                    limited liability company
                                    (seal)


                                    By: Diversicare Leasing Corp., a Tennessee
                                    corporation (Seal)
                                    Its: Sole Member

                                             By: /s/ Glynn Riddle
                                                 -------------------------------
WITNESS:                                     (seal)   Glynn Riddle,
                                                      Chief Financial Officer

-----------------------------



                                    MORTGAGEE:

                                    GMAC COMMERCIAL MORTGAGE
                                    CORPORATION
WITNESS:
                                    By: /s/ Laura Y. McDonald
                                        ----------------------------------------
-----------------------------        Its:  Senior Vice President
                                     -------------------------------------------









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


STATE OF ____________      )
                           )        SS.                          ACKNOWLEDGEMENT
COUNTY OF __________       )

         On this day before me, a Notary Public, duly commissioned, qualified and acting within and for said County and State, appeared in person the within named ___________________, being the _________________________ of Diversicare
Leasing Corp., a Tennessee corporation and the sole member of Diversicare Pinedale, LLC, a Delaware limited liability company, who has been designated by said institution to execute the foregoing instrument, to me personally well known, who stated he was the _______________________ of Diversiace Leasing Corp., a Tennessee corporation and the sole member of Diversicare Pinedale, LLC, a Delaware limited liability company and was duly authorized in his respective capacity to execute the foregoing instrument for and in the name and behalf of said instritution, and further stated and acknowledged that he had so signed, executed, and delivered said foregoing instrument for the consideration, uses and purposes therein mentioned and set forth.

         IN TESTIMONY WHEREOF, I have hereunto set my hand and seal this _____ day, April, 2006.



                                                     ---------------------------
                                                     Notary Public


My Commission Expires:

-------------------------










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


STATE OF ALABAMA           )
                           )        SS.                          ACKNOWLEDGMENT
COUNTY OF JEFFERSON        )

         On this day before me, a Notary Public, duly commissioned, qualified and acting within and for said County and State, appeared in person the within named ___________________, being the _________________________ of GMAC
Commercial Mortgage Corporation, a California corporation, who has been designated by said institution to execute the foregoing instrument, to me personally well known, who stated she was the _______________________ of GMAC Commercial Mortgage Corporation, a California corporation and was duly authorized in his respective capacity to execute the foregoing instrument for and in the name and behalf of said instritution, and further stated and acknowledged that she had so signed, executed, and delivered said foregoing instrument for the consideration, uses and purposes therein mentioned and set forth.

         IN TESTIMONY WHEREOF, I have hereunto set my hand and seal this _____ day, April, 2006.


                                                     ------------------------
                                                     Notary Public

My Commission Expires:

-------------------------












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